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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) February 16, 1994


                              GULF POWER COMPANY
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            (Exact name of registrant as specified in its charter)


             Maine                     0-2429              59-0276810
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     (State or other jurisdiction  (Commission            (IRS Employer
           of incorporation)        File Number)       Identification No.)


        500 Bayfront Parkway, Pensacola, Florida             32501
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        (Address of principal executive offices)           (Zip Code)

      Registrant's telephone number, including area code (904) 444-6111
                                                         ---------------

                                     N/A
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        (Former name or former address, if changed since last report.)
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)      Exhibits.

                  23      -        Consent of Arthur Andersen & Co.
                  99      -        Audited Financial Statements of Gulf
                                   Power Company as of December 31, 1993.



                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GULF POWER COMPANY


                                        By /s/ Wayne Boston
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                                               Wayne Boston
                                            Assistant Secretary


Date:    March 1, 1994